UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

WESTERN ASSET INFLATION-LINKED INCOME FUND

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

        2)Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

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TIME IS RUNNING OUT SCRIPT (closed end funds):

Hi. I’m Joe Sullivan, CEO of Legg Mason. You or someone in your household owns an investment in one or more Legg Mason funds, including Western Asset Management, ClearBridge Investments, and Legg Mason products.

We ask for your help, please.

You received proxy materials requesting your vote on important matters relating to your fund. Time is running out. By voting today, you can help ensure that your fund’s proposals can be acted upon.

You may cast your vote over the phone RIGHT NOW by calling 866-859-8682. That’s 866-859-8682. The process is simple, does not require any confidential information and will only take a few moments of your time.

We hope you will help us.

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TIME IS RUNNING OUT SCRIPT:

Hi. I’m Joe Sullivan, CEO of Legg Mason. You or someone in your household owns an investment in one or more Legg Mason funds, including Western Asset Management, ClearBridge Investments, Brandywine Global, QS Investors, Martin Currie and Legg Mason products.

We ask for your help, please.

You received proxy materials requesting your vote on important matters relating to your fund. Time is running out. By voting today, you can help ensure that your fund’s proposals can be acted upon.

You may cast your vote over the phone RIGHT NOW by calling 866-963-5819. That’s 866-963-5819. The process is simple, does not require any confidential information and will only take a few moments of your time.

We hope you will help us.

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TIME IS RUNNING OUT SCRIPT (PFS version):

Hi. I’m Joe Sullivan, CEO of Legg Mason. You or someone in your household owns an investment in one or more Legg Mason funds, including ClearBridge Investments, QS Investors, Western Asset Management and Legg Mason products owned through your Primerica Financial Services brokerage account.

We ask for your help, please.

You received proxy materials requesting your vote on important matters relating to your fund. Time is running out. By voting today, you can help ensure that your fund’s proposals can be acted upon.

You may cast your vote over the phone RIGHT NOW by calling 866-963-5819. That’s 866-963-5819.  The process is simple, does not require any confidential information and will only take a few moments of your time.

We hope you will help us.

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PROPOSED Level One:

Hi. I’m Joe Sullivan, CEO of Legg Mason. We are trying to reach you regarding your investment in one or more funds, including Western Asset Management, ClearBridge Investments, Brandywine Global, QS Investors, Martin Currie and Legg Mason products.

You should have received proxy materials requesting your vote on important matters – but we have not received your vote. By voting today, you can help us ensure that your fund’s proposals can be acted upon.

To vote, please call 866-963-5819. That’s 866-963-5819. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason.

PROPOSED Level One: PFS Version

Hi. I’m Joe Sullivan, CEO of Legg Mason. We are trying to reach you regarding your investment in one or more funds, including ClearBridge Investments, QS, Western Asset and Legg Mason products owned through your Primerica Financial Services brokerage account.

You should have received proxy materials requesting your vote on important matters – but we have not received your vote. By voting today, you can help us ensure that your fund’s proposals can be acted upon.

To vote, please call 866-963-5819. That’s 866-963-5819. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason through PFS Investments.

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PROPOSED Level 2:

Hi. I’m Joe Sullivan, CEO of Legg Mason.We are trying to reach you regarding your investment in one or more Legg Mason funds, including Western Asset Management, ClearBridge Investments, Brandywine Global, QS Investors, Martin Currie and Legg Mason products.

Franklin Templeton has agreed to acquire Legg Mason, creating one of the largest asset managers.

You should have received proxy materials requesting your vote on this transaction.

To vote, please call 866-963-5819. That’s 866-963-5819. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason.

PROPOSED LEVEL 2: PFS Version

Hi. I’m Joe Sullivan, CEO of Legg Mason. We are trying to reach you regarding your investment in one or more funds, including ClearBridge Investments, QS Investors, Western Asset Management and Legg Mason products owned through your Primerica Financial Services brokerage account.

Franklin Templeton has agreed to acquire Legg Mason, creating one of the largest asset managers.

You should have received proxy materials requesting your vote on this transaction.

To vote, please call 866-963-5819. That’s 866-963-5819. A proxy specialist will be happy to take your vote.

Thank you as always for investing with Legg Mason through PFS Investments.